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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Vice Chair of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1999 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.




    /s/                                         /s/
    ---------------------------                 ----------------------------
    Pastora San Juan Cafferty                   Leo M. Henikoff
    Director                                    Director


    /s/                                         /s/
    ---------------------------                 ----------------------------
    Martin R. Castro                            Richard M. Jaffee
    Director                                    Director


    /s/                                         /s/
    ---------------------------                 ----------------------------
    Haven E. Cockerham                          Edward W. Lyman, Jr.
    Director                                    Vice Chair and Director


    /s/                                         /s/
    ---------------------------                 ----------------------------
    F. Anthony Comper                           Alan G. McNally
    Director                                    Chairman of the Board,
                                                Chief Executive Officer,
                                                and Director


    /s/                                         /s/
    ---------------------------                 ----------------------------
    Susan T. Congalton                          Charles H. Shaw
    Director                                    Director


    /s/                                         /s/
    ---------------------------                 ----------------------------
    Wilbur H. Gantz                             Richard E. Terry
    Director                                    Director


    /s/                                         /s/
    ---------------------------                 ----------------------------
    James J. Glasser                            James O. Webb
    Director                                    Director